EXHIBIT 10.1(e)

THIRD AMENDMENT AND WAIVER

THIRD AMENDMENT AND WAIVER (this “Amendment”), dated as of November 12, 2001, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limit ed liability company (“Holdings”), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Banks party to the Credit Agreement referred to below (the “Banks”), BANKERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Documentation Agent (the “Documentation Agent”), and CREDIT SUISSE FIRST BOSTON (formerly known as Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the “Syndication Agent” and, together with the Administrative Agent and the Documentation Agent, the “Agents”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain waivers under the Credit Agreement and the parties hereto wish to otherwise amend the Credit Agreement, in each case as herein provided.

NOW, THEREFORE, it is agreed:

I.       Amendments.

1.             For the period (the “Waiver Period”) from the Third Amendment Effective Date (as defined below) to and including the earlier of (i) February 15, 2002 and (ii) the date, if any, that the Borrower violates any of its agreements contained in this Amendment, the Banks hereby waive the Borrower’s obligation to comply with Sections 8.08, 8.09 and 8.10 of the Credit Agreement, in each case with respect to the Test Periods ending on September 30, 2001 and December 31, 2001.  This waiver shall have no force or effect upon the expiration of the Waiver Period at which time all Events of Default that would have arisen (without giving effect to this Amendment) as a result of the Borrower’s failure to comply with the aforementioned Sections shall exist and be continuing for all purposes under the Credit Agreement and the other Credit Documents.

2.             Effective as of the Third Amendment Effective Date, (i) the Total Revolving Loan Commitment shall be reduced from $90,000,000 to $73,500,000 with the Revolving Loan Commitment (if any) of each Bank to be reduced pro rata based on the amount such Bank’s Revolving Loan Commitment bears to the Total Revolving Loan Commitment, and (ii) the Total Tranche 2 Revolving Loan Commitment shall be reduced from $45,062,500 to $36,500,000, with the Tranche 2 Revolving Loan Commitment (if any) of each Bank to be reduced pro rata based on the amount such Bank’s Tranche 2 Revolving Loan Commitment bears to the Total Tranche 2 Revolving Loan Commitment.

3.       In order to induce the Banks to enter into this Amendment, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, at no time during the Waiver Period shall the sum of (i) the aggregate principal amount of Revolving Loans and Swingline Loans, (ii) the Letter of Credit Outstandings plus (iii) the aggregate principal amount of Tranche 2 Revolving Loans (such sum, the “Revolver Outstandings”) be permitted to exceed $80,000,000.  If at any time the aggregate principal amount of the Revolver Outstandings exceeds $80,000,000, the Borrower shall immediately (x) first, repay Swingline Loans, Revolving Loans and/or Tranche 2 Revolving Loans and (y) to the extent all Swingline Loans, Revolving Loans and Tranche 2 Revolving Loans have been repaid, to cash collateralize Letters of Credit, in an amount equal to such excess.

4.       Section 3.01 of the Credit Agreement is hereby amended by (i) redesignating clause (f) thereof as clause (g) and inserting immediately following clause (e) thereof the following new clause (f):

“(f)  Upon the effectiveness of an amendment to the Credit Agreement addressing the covenants that are the subject of Section 1 of the Third Amendment (such amendment hereinafter referred to as the “Fourth Amendment”), the Borrower agrees to pay to each Bank which executes and delivers to the Administrative Agent a counterpart of the Third Amendment and the Fourth Amendment, in each case on or prior to the applicable date required therein, a fee equal to the product of (x) the highest increase in the Applicable Margin pursuant to such Fourth Amendment, multiplied by (y) the quotient of (i) the number of days from the Third Amendment Effective Date to the effective date for the Fourth Amendment (the “Fourth Amendment Effective Date”) divided by  (ii) 360, multiplied by (z) the sum of (i) the aggregate principal amount of such Bank’s outstanding Term Loans on the Fourth Amendment Effective Date, (ii) such Bank’s Revolving Loan Commitment on the Fourth Amendment Effective Date and (iii) such Bank’s Tranche 2 Revolving Loan Commitment on the Fourth Amendment Effective Date.”

5.       Section 7.01 of the Credit Agreement is hereby amended by (i) redesignating existing clause (k) thereof as clause (l) and (ii) inserting the following new clause (k) immediately following existing clause (j) thereof:

(k)  Lenders Meeting.  On or prior to February 1, 2002, the Borrower shall use its best efforts to hold a meeting with the Banks at a mutually convenient time and place at which the Borrower shall furnish and discuss with the Banks such information as BTCo may request (prior to such meeting) the Borrower to deliver at such meeting.

6.       Section 9.03 of the Credit Agreement is hereby amended by inserting the text “, 7.01(k)” immediately following the text “Section 7.01(g)(i)” appearing therein.

7.       Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“Fourth Amendment” shall have the meaning provided in Section 3.01(f).

“Fourth Amendment Effective Date” shall have the meaning provided in Section 3.01(f).

“Third Amendment” shall mean the Third Amendment and Waiver, dated as of November 12, 2001, among Consolidated Container Holdings LLC, Consolidated Container Company LLC, the Banks, Bankers Trust Company, JPMorgan Chase Bank and Credit Suisse First Boston.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

II.      Miscellaneous.

1.       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

2.       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

3.       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.       This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to each Bank which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on November 13, 2001, a fee equal to 0.10% of the sum of (x) the aggregate principal amount of such Bank’s outstanding Term Loans on the Third Amendment Effective Date, (y) such Bank’s Revolving Loan Commitment on the Third Amendment Effective Date (after giving effect to the reduction thereto pursuant to Section 2 of this Amendment) and (z) such Bank’s Tranche 2 Revolving Loan Commitment on the Third Amendment Effective Date (after giving effect to the reduction thereto pursuant to Section 2 of this Amendment).

5.       In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, after giving effect to the waivers contained in this Amendment.

6.       From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

*             *            *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CONSOLIDATED CONTAINER HOLDINGS LLC

By
Name:
Title:

CONSOLIDATED CONTAINER COMPANY LLC

By:	Consolidated Container Holdings LLC, as its Sole Member and Manager

By
Name:
Title:

BANKERS TRUST COMPANY, Individually and as Administrative Agent

By
Name:
Title:

JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), Individually and as Documentation Agent

By
Name:
Title:

CREDIT SUISSE FIRST BOSTON (formally known as Donaldson, Lufkin & Jenrette Securities Corporation), Individually and as Syndication Agent

By
Name:
Title:

ATHENA CDO, LIMITED

By
Name:
Title:

BANCO POPULAR DE PUERTO RICO

By
Name
Title:

By
Name
Title:

BANK AUSTRIA CREDITANSTALT

By
Name:
Title:

By
Name:
Title:

BANK OF MONTREAL :

By
Name:
Title:

THE BANK OF NEW YORK :

By
Name:
Title:

THE BANK OF NOVA SCOTIA

By
Name:
Title:

BANK POLSKA KASA OPIEKI, S.A.

By
Name:
Title:

BEDFORD CDO, LIMITED

By
Name:
Title:

CAPTIVA III FINANCE, LTD.

By
Name:
Title:

CAPTIVA IV FINANCE, LTD.

By
Name:
Title:

DG BANK

DEUTSCHE GENOSSENSCHAFTSBANK AG

By
Name:
Title:

By
Name:
Title:

THE DAI-ICHI KANGYO BANK, LIMITED

By
Name:
Title:

ERSTE BANK DER OESTERREINCHISCHEN
SPARKASSEN

By
Name:
Title:

By
Name:
Title:

FLEET NATIONAL BANK, N.A.

By
Name:
Title:

FIRSTRUST BANK

By
Name:
Title:

FIRST UNION NATIONAL BANK

By
Name:
Title:

GENERAL ELECTRIC CAPITAL
CORPORATION

By
Name:
Title:

GRAYSTON CLO 2001-1 LTD. :

By
Name:
Title:

BAYERESCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

THE INDUSTRIAL BANK OF JAPAN,
LIMITED

By
Name:
Title:

THE GOVERNOR AND COMPANY OF THE
BANK OF IRELAND

By
Name:
Title:

By
Name:
Title:

KZH CRESCENT LLC

By
Name:
Title:

KZH CRESCENT-2 LLC

By
Name:
Title:

KZH CRESCENT-3 LLC

By
Name:
Title:

KZH PONDVIEW LLC

By
Name:
Title:

KZH LANGDALE LLC

By
Name:
Title:

KZH WATERSIDE LLC

By
Name:
Title:

THE MITSUBISHI TRUST AND BANKING
CORPORATION

By
Name:
Title:

NATIONAL CITY BANK

By
Name:
Title:

NATEXIS BANQUE BFCE

By
Name:
Title:

NORTH AMERICAN SENIOR FLOATING
RATE FUND INC

By
Name:
Title:

TCW LEVERAGE INCOME TRUST, L.P.,
By: TCW Advisors (Bermuda), Ltd.
as General Partner

By
Name:
Title:

TCW Investment Management Company, as Investment Advisor

By
Name:
Title:

OAK BROOK BANK

By
Name:
Title:

SENIOR DEBT PORTFOLIO

By
Name:
Title:

SEQUILS I, LTD.

By
Name:
Title:

SEQUILS IV, LTD.

By:
Name:
Title:

STANFIELD ARBITRAGE CDO, LTD.

By
Name:
Title:

SUMITOMO TRUST & BANKING CO., LTD.

By
Name:
Title:

TCW LEVERAGED INCOME TRUST L.P. :

By
Name:
Title:

TCW LEVERAGED INCOME TRUST II L.P.

By
Name:
Title:

TORONTO DOMINION (NEW YORK), INC.

By
Name:
Title:

WEBSTER BANK

By
Name:
Title:

TCW LEVERAGED INCOME TRUST IV, L.P.

By: TCW (LINC IV), L.L.C., as General Partner

By: TCW ASSET MANAGEMENT COMPANY as managing member of the General Partner

By
Name:
Title:

By
Name:
Title:

WINDSOR LOAN FUNDING, LTD.

By
Name:
Title:

ADDISON CDO, LIMITED (ACCT 1279) By: Pacific Investment Management Company LLC, as its Investment Advisor
:
By
Name:
Title:

DELANO COMPANY (ACCT 274)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
Name:
Title:

JISSEKIKUN FUNDING, LTD. (ACCT 1288)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
Name:
Title:

CAPTIVA II FINANCE LTD.

By
Name:
Title:

APEX (IDM) CDO I, LTD.

By
Name:
Title:

ELC (CAYMAN) LTD. 2000-1

By
Name:
Title:

TRYON CLO LTD. 2000-1

By
Name:
Title:

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

By: CPF Asset Advisory, L.P. As Investment Manager

By
Name:
Title:

By
Name:
Title: